Exhibit 99.1

Access National Reports 44% Increase in Second Quarter Earnings, Declares Dividend

RESTON, Va.--(BUSINESS WIRE)--July 23, 2012--Access National Corporation (NASDAQ: ANCX), parent company for Access National Bank, reported record second quarter net income of $3.9 million, a 44.4% increase over the $2.7 million recorded in the second quarter of 2011. This represents the company’s 4th consecutive quarterly earnings in excess of $3 million and its 48th consecutive quarterly profit over its 12½ year history. Net income per diluted common share was $0.38, an increase of 46.2% over the $0.26 reported in the second quarter of 2011.

Based on record earnings, strong capital and favorable outlook, the Board of Directors declared a cash dividend of $0.06 per share for holders of record as of August 8, 2012 and payable on August 24, 2012.

Net income for the six months ended June 30, 2012 totaled $7.3 million compared to $5.0 million for the same period in 2011, highlighted by an increase in pre-tax, pre-provision earnings of the commercial bank segment and increased earnings in the mortgage banking segment driven by an increase in loan origination volume. Net interest margin remained steady at 3.95% for the 6 month period ended June 30, 2012 as compared to 3.77% for the same period in 2011. Diluted earnings per share were $0.71 compared to $0.48 in 2011.

Return on annualized average assets was 1.95% for the second quarter of 2012 compared to 1.66% for the first quarter of 2012 and 1.51% for the second quarter of 2011. Return on annualized average equity was 17.55% for the quarter ended June 30, 2012 compared to 16.03% for the first quarter of 2012 and 13.92% for the same period last year.

Total assets amounted to $841.7 million compared to $809.8 million at December 31, 2011. The increase in assets is mainly attributable to an increase in both loans held for investment as well as loans held for sale, and was funded by the increase in deposits.

Total deposits at June 30, 2012 increased $35.9 million or 5.56% from December 31, 2011. As a result of management’s continued focus on expanding business banking relationships, demand deposits increased $43.4 million or 38.13% from December 13, 2011 and comprised 23.10% of the deposit portfolio, up from 17.66% at December 31, 2011. The overall increase in deposits allowed the Company to decrease its borrowings which, coupled with other factors, contributed to the increase in net interest margin.

Non-performing assets (NPAs) decreased to $5.2 million or 0.62% of total assets, down from $5.3 million or 0.66% of assets at March 31, 2012. The Corporation did not have other real estate owned at June 30, 2012. The allowance for loan losses totaled $12.0 million or 2.06% of total loans held for investment as of June 30, 2012.

Book Value per common share increased 14.4% at June 30, 2012 to $8.65, compared to $7.56 at June 30, 2011. The ratio of total equity to total assets for Access National Corporation and its subsidiary bank was 10.58% at June 30, 2012 and continued to exceed standards of being “Well Capitalized” as set forth under banking regulations.

Access National Corporation is the parent company of Access National Bank, an independent, nationally chartered bank serving the business community of the greater Washington DC Metropolitan area. Additional information is available on our website at www.AccessNationalBank.com. Shares of Access National Corporation are traded on the NASDAQ Global Market under the symbol "ANCX".

This press release contains “forward-looking statements” within the meaning of the federal securities laws. These statements may be identified as “may”, “could”, “expect”, “believe”, anticipate”, “intend”, “plan” or variations thereof. These forward-looking statements may contain information related to those matters such as the Company’s intent, belief, or expectation with respect to matters such as financial performance. Such statements are necessarily based on assumptions and estimates and are inherently subject to a variety of risks and uncertainties concerning the Company’s operations and business environment, which are difficult to predict and beyond control of the company. Such risks and uncertainties could cause the actual results of the Company to differ materially from those matters expressed or implied in such forward-looking statements. For an explanation of certain risks and uncertainties associated with forward-looking statements, please refer to the Company’s Annual Report on Form 10-K and other SEC filings.

Access National Corporation
Consolidated Balance Sheet

	June 30,	December 31,	June 30,
	2012	2011	2011
(In Thousands)	(Unaudited)		(Unaudited)

ASSETS

Cash and due from banks	$11,322	$5,362	$8,451

Interest-bearing balances and federal funds sold	22,335	38,547	14,202

Investment securities:
Available-for-sale, at fair value	32,477	45,837	91,516
Held-to-maturity, at amortized cost (fair value of $70,363, $39,978 and $0)	69,936	39,987	-
Total investment securities	102,413	85,824	91,516

Restricted Stock, at amortized cost	5,788	3,665	5,007

Loans held for sale - at fair value	100,310	95,126	56,519

Loans held for investment
net of allowance for loan losses of $12,031, $11,738
and $11,057, respectively	570,569	557,662	509,617

Premises, equipment and land	8,517	8,671	8,739

Other assets	20,455	14,901	18,965

Total assets	$841,709	$809,758	$713,016

LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES
Noninterest-bearing deposits	$157,305	$113,885	$128,945

Savings and interest-bearing deposits	173,423	182,005	126,885

Time deposits	350,203	349,123	252,083

Total deposits	680,931	645,013	507,913

Short-term borrowings	48,161	59,904	107,457

Long-term borrowings	2,964	4,821	5,929

Subordinated debentures	6,186	6,186	6,186

Other liabilities and accrued expenses	14,419	11,019	7,712

Total Liabilities	752,661	726,943	635,197

SHAREHOLDERS' EQUITY
Common stock $0.835 par value; 60,000,000 authorized;
issued and outstanding, 10,250,802, 10,192,649,
and 10,299,041 shares, respectively	8,559	8,511	8,600

Additional paid in capital	16,753	16,716	17,419

Retained earnings	63,673	57,529	51,946

Accumulated other comprehensive income (loss), net	63	59	(146)

Total shareholders' equity	89,048	82,815	77,819

Total liabilities and shareholders' equity	$841,709	$809,758	$713,016

Access National Corporation
Consolidated Statement of Operations

	Three Months Ended	Six Months Ended
	June 30, 2012	June 30, 2012	June 30, 2011
(In Thousands Except for Share Data)	(unaudited)

INTEREST INCOME
Interest and fees on loans	$8,369	$17,040	$15,814

Interest on federal funds sold and bank balances	19	50	72

Interest on securities	614	1,263	1,213
Total interest income	9,002	18,353	17,099

INTEREST EXPENSE
Interest on deposits	1,150	2,423	2,690

Interest on other borrowings	120	330	995
Total interest expense	1,270	2,753	3,685
Net interest income	7,732	15,600	13,414

Provision for loan losses	472	1,190	221
Net interest income after provision for loan losses	7,260	14,410	13,193

NONINTEREST INCOME
Service charges and fees	160	337	341

Gain on sale of loans	14,738	25,682	12,898

Other Income	(1,166)	(186)	700
Total noninterest income	13,732	25,833	13,939

NONINTEREST EXPENSE
Salaries and benefits	7,474	15,809	11,270

Occupancy and equipment	579	1,230	1,343

Other operating expense	6,358	11,136	6,821
Total noninterest expense	14,411	28,175	19,434
Income before income tax	6,581	12,068	7,698

Income tax expense	2,691	4,741	2,740
NET INCOME	$3,890	$7,327	$4,958

Earnings per common share:
Basic	$0.38	$0.72	$0.48
Diluted	$0.38	$0.71	$0.48

Average outstanding shares:
Basic	10,237,515	10,219,085	10,341,944
Diluted	10,349,704	10,331,529	10,398,064

Performance and Capital Ratios

	Three Months	Three Months	Twelve Months	Three Months	Three Months	Three Months	Three Months	Twelve Months
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	June 30,	March 31,	December 31,	December 31,	September 30,	June 30,	March 31,	December 31,
(Dollars In Thousands)	2012	2012	2011	2011	2011	2011	2011	2010

Return on average assets (annualized)	1.95%	1.66%	1.50%	1.61%	1.69%	1.51%	1.20%	0.98%
Return on average equity (annualized)	17.55%	16.03%	14.80%	15.87%	15.92%	13.92%	12.53%	10.85%
Net interest margin	3.98%	3.91%	3.82%	3.77%	4.02%	4.00%	3.55%	3.41%
Efficiency ratio - Bank only	52.63%	52.17%	52.92%	53.85%	52.38%	53.06%	52.32%	59.02%
Total average equity to earning assets	11.42%	10.66%	10.46%	10.52%	10.90%	11.21%	9.87%	9.52%

Averages
Assets	$798,272	$827,438	$758,994	$822,190	$738,925	$707,859	$763,780	$772,600
Loans held for investment	579,541	568,351	520,062	549,245	527,258	508,010	494,920	475,726
Loans held for sale	57,721	79,575	51,774	91,962	49,641	29,347	29,021	63,868
Interest-bearing deposits & federal funds sold	27,613	50,471	58,128	73,338	50,509	28,575	80,250	86,531
Investment securities	111,277	106,487	105,964	80,584	90,258	118,506	135,281	107,685
Earning assets	776,152	804,884	735,929	795,129	717,666	684,439	739,472	733,810
Interest-bearing deposits	510,999	558,029	465,301	523,958	454,558	387,478	486,785	498,028
Total deposits	647,491	670,327	565,450	648,856	562,304	481,657	566,966	572,138
Repurchase agreements & federal funds purchased	24,777	28,426	36,612	35,655	37,627	37,097	36,064	29,202
Commercial paper & other short term borrowings	17,335	15,708	59,220	30,326	34,338	93,625	66,637	38,088
Long-term borrowings	9,442	10,936	12,382	11,592	12,099	12,652	13,204	45,423
Equity	$88,648	$85,801	$76,969	$83,614	$78,212	$76,746	$72,988	$69,827

Banking segment - income before taxes	$3,502	$3,240	$13,972	$3,516	$2,982	$4,126	$3,348	$8,760
Mortgage segment - income before taxes	$3,715	$2,832	$6,358	$2,530	$2,369	$748	$711	$4,983
Other segments - income before taxes	$(636)	$(585)	$(2,655)	$(888)	$(531)	$(729)	$(507)	$(1,641)
Mortgage loan originations and brokered loans	$266,850	$257,295	$831,564	$279,681	$236,566	$175,905	$139,412	$908,959
Allowance for losses on mortgage loans sold	$4,216	$2,874	$2,616	$2,616	$2,395	$2,286	$2,113	$1,991

Book value per common share	$8.65	$8.37	$8.13	$8.13	$7.84	$7.56	$7.21	$6.96

Composition of Loan Portfolio

	June 30, 2012		December 31, 2011
		Percentage		Percentage
(Dollars In Thousands)	Amount	of Total	Amount	of Total

Commercial real estate - owner occupied	$180,133	30.92%	$171,599	30.14%
Commercial real estate - non-owner occupied	105,468	18.10	104,976	18.44
Residential real estate	126,645	21.74	128,485	22.56
Commercial	140,272	24.08	131,816	23.15
Real estate construction	26,880	4.61	29,705	5.22
Consumer	3,202	0.55	2,819	0.49
Total loans	$582,600	100.00%	$569,400	100.00%
Less allowance for loan losses	12,031		11,738
	$570,569		$557,662

Composition of Deposits

	June 30, 2012		December 31, 2011
		Percentage		Percentage
(Dollars In Thousands)	Amount	of Total	Amount	of Total

Demand deposits	$157,305	23.10%	$113,885	17.66%
Interest-bearing demand deposits	50,243	7.38	59,798	9.27
Savings and money market	110,605	16.24	121,252	18.80
CDARS-reciprocal time deposits	193,219	28.38	192,326	29.82
Brokered deposits	40,326	5.92	31,228	4.84
Time deposits	129,233	18.98	126,524	19.61
Total Deposits	$680,931	100.00%	$645,013	100.00%

Asset Quality Trend Profile

	Six Months	Three Months	Twelve Months	Twelve Months	Nine Months	Six Months	Three Months
	Ended	Ended	Ended	Ended	Ended	Ended	Ended
(Dollars In Thousands)	June 30, 2012	March 31, 2012	December 31, 2011	December 31, 2010	September 30, 2011	June 30, 2011	March 31, 2011

Total assets	$841,709	$804,755	$809,758	$831,824	$765,467	$713,016	$717,198
Total loans held for investment	$582,600	$573,315	$569,400	$491,529	$542,582	$520,674	$497,469

Allowance for loan losses - beginning balance	$11,738	$11,738	10,527	$9,127	$10,527	$10,527	$10,527
Charge offs	(1,425)	(984)	(1,232)	(2,048)	(944)	(553)	(184)
Recoveries	528	469	1,295	632	1,019	862	156
Net charge offs	(897)	(515)	63	(1,416)	75	309	(28)
Provision for loan losses	1,190	718	1,149	2,816	935	221	223
Allowance for loan losses - ending balance	$12,031	$11,941	11,738	$10,527	$11,537	$11,057	$10,722

Allowance for loan losses/loans held for investment	2.06%	2.08%	2.06%	2.14%	2.13%	2.12%	2.16%

Delinquent 30 - 90 days	$614	$-	271	$2,771	$4,226	$171	$2,100
Percentage of loans delinquent	0.11%	0.00%	0.05%	0.56%	0.78%	0.03%	0.42%

Non-accrual loans	$5,209	$5,350	$6,703	$8,561	$7,077	$7,481	$9,163
OREO	$-	$-	$-	$1,859	$590	$590	$1,859
Total NPA	$5,209	$5,350	$6,703	$10,420	$7,667	$8,071	$11,022
NPA to total assets	0.62%	0.66%	0.83%	1.25%	1.00%	1.13%	1.53%
Allowance for loan losses/NPA	230.97%	223.20%	175.12%	101.03%	150.48%	137.00%	97.28%

OREO Expense	$1	$2	$523	$2,335	$420	$395	$68
Gain on Sale of OREO	$-	$-	$1,452	$1,253	$1,325	$1,325	$15
OREO expense net	$1	$2	$(929)	$1,082	$(905)	$(930)	$53

Allowance for losses on mortgage loans sold	$4,216	$2,874	$2,616	$1,991	$2,395	$2,286	$2,113
Provision for losses on mortgage loans sold	$1,600	$258	$966	$3,836	$527	$289	$126

	Yield on Average Earning Assets and Rates on Average Interest-Bearing Liabilities

	Three Month Period Ended
	June 30, 2012			March 31, 2012			June 30, 2011
	Average	Income /	Yield /	Average	Income /	Yield /	Average	Income /	Yield /
	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
	(Dollars In Thousands)
Assets:
Interest earning assets:
Securities, at amortized cost(1)	$111,277	$614	2.21%	$106,487	$649	2.44%	$118,506	$580	1.96%
Loans held for sale	57,721	511	3.54%	79,575	850	4.27%	29,348	342	4.66%
Loans(2)	579,541	7,858	5.42%	568,351	7,821	5.50%	508,010	7,590	5.98%
Interest-bearing balances and federal funds sold	27,613	19	0.28%	50,471	31	0.25%	28,575	17	0.24%
Total interest earning assets	776,152	9,002	4.64%	804,884	9,351	4.65%	684,439	8,529	4.98%
Non-interest earning assets:
Cash and due from banks	9,381			8,966			10,870
Premises, land, and equipment	8,561			8,641			8,843
Other assets	16,123			16,754			13,204
Less: allowance for loan losses	(11,945)			(11,807)			(10,789)
Total non-interest earning assets	22,120			22,554			22,128
Total Assets	$798,272			$827,438			$706,567

Liabilities and Shareholders' Equity:
Interest-bearing deposits:
Interest-bearing demand deposits	$64,481	$40	0.25%	$62,243	$51	0.33%	$23,431	$26	0.44%
Money market deposit accounts	118,984	124	0.42%	130,362	146	0.45%	108,988	156	0.57%
Savings accounts	2,678	1	0.15%	2,557	1	0.16%	2,848	2	0.28%
Time deposits	324,856	985	1.21%	362,867	1,075	1.19%	252,211	995	1.58%
Total interest-bearing deposits	510,999	1,150	0.90%	558,029	1,273	0.91%	387,478	1,179	1.22%
Borrowings:
FHLB Advances	17,335	24	0.55%	1,203	4	1.33%	26,484	24	0.36%
Securities sold under agreements to repurchase and federal funds purchased	24,777	9	0.15%	28,426	10	0.14%	37,097	19	0.20%
Other short-term borrowings	-	-	0.00%	-	-	0.00%	37,142	56	0.60%
FHLB long-term borrowings	3,256	31	3.81%	4,750	41	3.45%	6,466	55	3.40%
Senior unsecured term note	-	-	0.00%	14,505	98	2.70%	29,999	297	3.96%
Subordinated Debentures	6,186	56	3.62%	6,186	57	3.69%	6,186	52	3.36%
Total borrowings	51,554	120	0.93%	55,070	210	1.53%	143,374	503	1.40%
Total interest-bearing liabilities	562,553	1,270	0.90%	613,099	1,483	0.97%	530,852	1,682	1.27%
Noninterest-bearing liabilities:
Demand deposits	136,492			112,298			94,179
Other liabilities	10,579			16,240			5,643
Total liabilities	709,624			741,637			630,674
Shareholders' Equity	88,648			85,801			75,893
Total Liabilities and Shareholders' Equity:	$798,272			$827,438			$706,567

Interest spread(3)			3.74%			3.68%			3.72%

Net interest margin(4)		$7,732	3.98%		$7,868	3.91%		$6,847	4.00%

(1) Includes restricted stock.
(2) Loans placed on nonaccrual status are included in loan balances.
(3) Interest spread is the average yield earned on earning assets, less the average rate incurred on interest-bearing liabilities.
(4) Net interest margin is net interest income, expressed as a percentage of average earning assets.

	Yield on Average Earning Assets and Rates on Average Interest-Bearing Liabilities

	Six Month Period Ended
	June 30, 2012			June 30, 2011
	Average	Income /	Yield /	Average	Income /	Yield /
	Balance	Expense	Rate	Balance	Expense	Rate
	(Dollars In Thousands)
Assets:
Interest earning assets:
Securities, at amortized cost(1)	$108,882	$1,263	2.32%	$126,848	$1,213	1.91%
Loans held for sale	68,648	1,361	3.97%	29,186	691	4.74%
Loans(2)	573,946	15,679	5.46%	501,501	15,123	6.03%
Interest-bearing balances and federal funds sold	39,043	50	0.26%	54,269	72	0.27%
Total interest earning assets	790,519	18,353	4.64%	711,804	17,099	4.80%
Non-interest earning assets:
Cash and due from banks	9,173			11,529
Premises, land, and equipment	8,601			8,885
Other assets	16,438			13,423
Less: allowance for loan losses	(11,876)			(10,694)
Total noninterest earning assets	22,336			23,143
Total Assets	$812,855			$734,947

Liabilities and Shareholders' Equity:
Interest-bearing deposits:
Interest-bearing demand deposits	$63,362	$91	0.29%	$23,428	$53	0.45%
Money market deposit accounts	124,673	270	0.43%	116,540	350	0.60%
Savings accounts	2,618	2	0.15%	2,876	3	0.21%
Time deposits	343,861	2,060	1.20%	294,013	2,284	1.55%
Total interest-bearing deposits	534,514	2,423	0.91%	436,857	2,690	1.23%
Borrowings:
FHLB Advances	9,269	28	0.60%	15,564	39	0.50%
Securities sold under agreements to repurchase and federal funds purchased	26,601	19	0.14%	36,583	37	0.20%
Other short-term borrowings	-	-	0.00%	34,643	105	0.61%
FHLB long-term borrowings	4,003	72	3.60%	6,741	117	3.47%
Senior unsecured term note	7,253	98	2.70%	29,999	592	3.95%
Subordinated Debentures	6,186	113	3.65%	6,186	105	3.39%
Total borrowings	53,312	330	1.24%	129,716	995	1.53%
Total interest-bearing liabilities	587,826	2,753	0.94%	566,573	3,685	1.30%
Noninterest-bearing liabilities:
Demand deposits	124,395			87,226
Other liabilities	13,409			6,631
Total Liabilities	725,630			660,430
Shareholders' Equity	87,225			74,517
Total Liabilities and Shareholders' Equity:	$812,855			$734,947

Interest spread(3)			3.71%			3.50%

Net interest margin(4)		$15,600	3.95%		$13,414	3.77%

(1) Includes restricted stock.
(2) Loans placed on nonaccrual status are included in loan balances.
(3) Interest spread is the average yield earned on earning assets, less the average rate incurred on interest-bearing liabilities.
(4) Net interest margin is net interest income, expressed as a percentage of average earning assets.

CONTACT:
Access National Corporation
Michael Clarke, 703-871-2100